UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ATM Updates

On July 6, 2026, Strategy Inc ("Strategy") announced that, during the period between June 29, 2026 and July 5, 2026, Strategy did not sell any shares under its at-the-market offering program.

Repurchase Program Updates

On July 6, 2026, Strategy announced that, during the period between June 29, 2026 and July 5, 2026, Strategy did not purchase any shares under its share repurchase programs.

BTC Updates

On July 6, 2026, Strategy announced the following updates with respect to its bitcoin holdings:

During Period June 29, 2026 to June 30, 2026
BTC Sold	Aggregate Sale Price (in millions)(2)	Average Sale Price(2)
1,363(1)	$80.8	$59,256

As of June 30, 2026
Aggregate BTC Holdings	Aggregate Purchase Price (in billions)(2)	Average Purchase Price(2)
846,000	$63.94	$75,578

During Period July 1, 2026 to July 5, 2026*
BTC Sold	Aggregate Sale Price (in millions)(2)	Average Sale Price(2)
2,225(1)	$135.2	$60,773

As of July 5, 2026*
Aggregate BTC Holdings	Aggregate Purchase Price (in billions)(2)	Average Purchase Price(2)
843,775	$63.69	$75,476

*Bitcoin activity and holdings information is presented as of 4:00 p.m. Eastern Time on the last day indicated

(1) Proceeds from the bitcoin sales were used to fund payment of distributions on preferred stock and to replenish the portion of the USD reserve used for this purpose.

(2) Aggregate and average purchase prices are inclusive of fees and expenses; aggregate and average sale prices are net of fees and expenses.

USD Reserve Update

Strategy maintains a US dollar reserve (the "USD Reserve") intended to support the payment of dividends on Strategy’s preferred stock and interest on its outstanding indebtedness.

As of July 5, 2026, the balance of the USD Reserve was $2.55 billion.

On June 29, 2026, Strategy announced a BTC Monetization Program pursuant to which Strategy may sell bitcoin from time to time, including for the purpose of generating up to $1.25 billion of additional proceeds to fund the USD Reserve. As of July 5, 2026, the full amount of this capacity remains available.

Q2 2026 Financial Update

For the three months ended June 30, 2026, Strategy had a $8.32 billion loss on digital assets (including $8.31 billion of unrealized loss and $0.9 million of realized loss).

As of June 30, 2026, Strategy had $49.67 billion of digital asset carrying value.

As of June 30, 2026, the cost basis of the bitcoin held by Strategy exceeded the fair value of its bitcoin holdings. As a result, Strategy will record a valuation allowance against its deferred tax benefit and deferred tax asset associated with the unrealized loss on its bitcoin during the quarter ended June 30, 2026, offsetting these amounts in full.

The financial information set forth in this Current Report on Form 8-K has been prepared by Strategy management. Strategy’s independent registered public accounting firm, KPMG LLP, has not audited or reviewed, and does not express an opinion with respect to, such financial information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Principal Accounting Officer

As previously disclosed, on June 30, 2026, Jeanine Montgomery, Strategy’s Vice President & Chief Accounting Officer and principal accounting officer, retired from Strategy. On June 29, 2026, the Board of Directors of Strategy designated Andrew Kang, Strategy’s Executive Vice President & Chief Financial Officer, as Strategy’s principal accounting officer, effective as of the close of business on June 30, 2026. Mr. Kang will receive no additional compensation in connection with his designation as principal accounting officer. Mr. Kang’s biographical information is available in Strategy’s Definitive Proxy Statement filed on April 28, 2026, which information is incorporated herein by reference. There are no arrangements or understandings between Mr. Kang and any other persons pursuant to which Mr. Kang was appointed as principal accounting officer of Strategy. In addition, there are no family relationships between Mr. Kang and any director or executive officer of Strategy, and there are no transactions involving Mr. Kang requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Montgomery’s retirement and Strategy’s expectation that Mr. Kang would also serve as principal accounting officer were previously disclosed under Item 5 of Strategy’s Quarterly Report on Form 10-Q filed on May 6, 2026.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain key performance indicator metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding Strategy’s deferred tax assets and valuation allowances, and statements regarding Strategy’s intentions with respect to purchases and sales of Bitcoin and the USD Reserve. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including fluctuations in the market price of bitcoin and any associated unrealized gains or losses on digital assets that Strategy may record in its financial statements as a result of a change in the market price of bitcoin from the value at which the Strategy’s bitcoins are carried on its balance sheet, fluctuations in tax benefits or provisions, the impact of the price of bitcoin as of period-end and their effect on Strategy’s deferred tax assets, related valuation allowance, and tax expense, fluctuations in tax benefits or provisions, assumptions underlying Strategy’s projections, and the other factors discussed under the caption “Risk Factors” in Strategy’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission ("SEC") on May 6, 2026 and the risks described in other filings that Strategy may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel